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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 18, 1998


                               WEEKS CORPORATION
             (Exact name of registrant as specified in its charter)

              Georgia           011-13254              58-1525322
              -------           ---------              ----------
             (State of       (Commission File        (IRS Employer
           Incorporation)        Number)           Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 923-4076
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS


Statement of Financial Accounting Standards ("SFAS") 128, "Earnings Per Share," was issued requiring a new method for computing earnings per share. SFAS 128 is effective for financial statements issued after December 15, 1997 and requires a restatement of prior period earnings per share data and additional disclosures regarding the details of the computation of both basic and diluted earnings per share as set forth in SFAS 128. Weeks Corporation (the "Company") has provided, in an exhibit to this Form 8-K, restated earnings per share for the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Company's Quarterly Reports on Form10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

On February 17, 1998, the Company announced its results of operations for the fourth quarter and year ended December 31, 1997. A copy of the related news release is attached as an exhibit to this Current Report.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.         Description
-----------         ------------------------------------------------------------
   99.1             Earnings per share -- restated for Statement of Financial
                    Accounting Standards No. 128

   99.2             News release of Weeks Corporation dated February 17, 1998


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WEEKS CORPORATION
                                 Registrant


Date:  February 18, 1998         /s/ David P. Stockert
                                 -----------------------------------------------
                                 David P. Stockert
                                 Senior Vice President and
                                 Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS

Exhibit     Description                                      Page
-------     -----------                                      ----
 99.1       Earnings per share -- restated for Statement
            of Financial Accounting Standards No. 128          5

 99.2       News release of Weeks Corporation dated
            February 17, 1998                                  8

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